UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-01387	86-3335466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite #1700

West Palm Beach, FL 33401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (561) 727-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director

On April 10, 2024, Grainne M. Coen resigned as Director of Commonwealth Credit Partners BDC I, Inc. (the “Company”). Prior to her resignation, Ms. Coen served as Chairman of the Company’s Audit Committee. Ms. Coen’s decision to resign from the Board of Directors (“Board”) of the Company was not due to any dispute or disagreement with the Company, or any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On April 10, 2024, the Board of the Company appointed David G. Lambert as a Director of the Company, effective as of April 10, 2024.

Mr. Lambert, 70, is a former partner of Goldman Sachs and Co. Currently he serves as Treasurer of the Kravis Center in West Palm Beach, Florida, he is also head of the investment committee. In addition, Mr. Lambert serves on the Board of Trustees for AMG Comvest Senior Lending Fund, the Palm Beach Florida employees retirement fund and the St. Edwards Church investment committee. Mr. Lambert has spent his career involved in global financial markets. Mr. Lambert graduated from Dickinson College with a BA in Psychology and later earned an MBA from the University of Chicago in Finance.

There is no arrangement or understanding between Mr. Lambert and any other person pursuant to which he was appointed as an Independent Director of the Company. Further, with regard to Mr. Lambert, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Resignation of Controller

On April 8, 2024, Salvatore Dona resigned as an Executive Officer of the Company. Prior to his resignation, Mr. Dona served as Controller of the Company. Mr. Dona’s decision to resign was not due to any dispute or disagreement with the Company, or any matter relating to the Company’s operations, policies or practices.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2024	COMMONWEALTH CREDIT PARTNERS BDC I, INC.

	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Secretary